EXHIBIT 23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation be reference of our reports dated August 12, 1997, included in Lincoln Snacks Company's Form 10-K for the fiscal year ended June 30, 1997, into the Company's previously filed
Registration Statement on Form S-8 (File No. 33-99404) and
Registration Statement on Form S-3 (File No. 33-99402).

                                        ARTHUR ANDERSEN LLP

Stamford, Connecticut
September 12, 1997